UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2025

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Westinghouse Blvd., Suite A, Charlotte, NC 28273
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 10, 2025, cbdMD, Inc.(the “Company”) held its 2025 annual meeting of shareholders (the “2025 Annual Meeting”) where four proposals were voted upon. The proposals are described in detail in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 25, 2025. Of the 6,262,833 shares of our common stock and 5,000,000 shares of the Company’s Series A Preferred Stock (the “Series A”), outstanding and entitled to vote at the 2025 Annual Meeting, 2,727,732 shares of common stock (or 43.55%) and 3,933,450 shares of Series A (78.66%), constituting a quorum, were represented in person or by proxy at the 2025 Annual Meeting. At the meeting all the proposals were approved and the final vote on the proposals was recorded as follows:

Proposal 1:	The following directors were elected at the 2025 Annual Meeting of shareholders to hold office until the 2026 annual meeting of shareholders or their earlier resignation, removal or death:

Directors	“For”	“Against”	Broker Non-Votes
Bakari Sellers	985,853	220,517	1,521,362
William F. Raines, III	999,760	206,610	1,521,362
Scott G. Stephen	999,762	206,608	1,521,362
Dr. Sybil Swift	1,045,872	160,498	1,521,362
T. Ronan Kennedy	1,000,480	205,890	1,521,362
Jeffrey Porter	1,000,842	205,528	1,521,362
Kevin Roe	1,000,741	205,629	1,521,362

Proposal 2:
The appointment of Cherry Bekaert LLP as our independent registered public accounting firm and to audit our financial statements for the fiscal year ending September 30, 2025 was ratified, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
2,396,697	223,131	107,904

Proposal 3:
The approval and adoption of an amendment to the Company’s Certificate of Designation for the Series A Preferred Stock to provide that each share of Series A Preferred Stock will be automatically converted into thirteen shares of common stock upon the effective time of the amendment was approved, based upon the following final tabulation of votes:

Common Stock:
“For”	“Against”	"Abstain"	“Broker Non-Votes”
1,011,367	193,562	1,441	1,521,362

Series A:
“For”	“Against”	“Abstain”
3,741,632	174,100	17,718

Proposal 4:
The approval of an amendment to our articles of incorporation, as amended, at the discretion of the board of directors, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-three (1:3) to one-for-ten (1:10), at any time prior to the one-year anniversary date of the annual meeting, with the exact ratio to be determined by the board was approved, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
2,010,104	716,712	916

Proposal 5 for the adjournment of the 2025 Annual Meeting was moot, as there were sufficient votes to approve proposals 1 through 4.

Item 8.01 Other Events.

On April 10, 2025, the Company issued a press release announcing shareholder approval of the automatic conversion of the Series A. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated April 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: April 11, 2025	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Executive Officer and Chief Financial Officer